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                                                                    Exhibit 99

                   	MONTHLY SERVICERS CERTIFICATE
                   	SERVICER:  NATIONSBANK, N.A.
                  	NATIONSBANK AUTO TRUST 1995-A

Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995 (as amended and supplemented, the "Pooling and Servicing Agreement") between
NationsBank, N.A., NationsBank of Georgia,N.A.	NationsBank of Florida, N.A.,
and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as "Servicer"); and Chemical Bank (as "Trustee"), the Servicer is required to
prepare certain information each	month regarding distributions to
Certificateholders' and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below.


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Collection Period	                                                   			Mar-98
Determination Date			                                                  	4/8/98
Deposit Date			                                                       	4/14/98
Distribution Date	                                                  			4/15/98

Pool Balance on the close of the last day of the
    preceding Collection Period		                             		248,381,036.41
Less:	Principal Collections		                                   	17,082,868.95
    		Purchase Amount allocable to Principal		                           	0.00
   		 Realized Losses 			                                           582,984.14
Pool Balance on the close of the last day of the
                                                               ---------------
  Collection Period 		                            		            230,715,183.32
                                                               ===============
Original Pool Balance		                                     		1,066,816,806.33
Pool Factor		                                                      		21.62650%

Class A Certificate Balance
		 Beginning Class A Certificate Balance		                     	240,929,605.32
   Class A Principal Distribution to Class A
     Distribution Account		                       	              17,135,877.50
                                                              ----------------
 		Ending Class A Certificate Balance		                        	223,793,727.82
Original Class A Certificate Balance			                      	1,034,812,302.14
Class A Pool Factor                                              				21.62650%

Class B Certificate Balance
  	Beginning Class B Certificate Balance		                       	7,451,431.09
		 Class B Principal Distribution to Class B
     Distribution Account		                    	                    529,975.59
                                                                --------------
 		Ending Class B Certificate Balance	                          		6,921,455.50
Original Class B Certificate Balance			                         	32,004,504.19
Class B Pool Factor                                               			21.62650%

Class A Pass-Through Rate		                                          		5.8500%
Class B Pass-Through Rate			                                          	6.0000%

Class A Percentage		                                                		97.0000%
Class B Percentage			                                                 	3.0000%

Available Interest
  		Collections and Liquidation Proceeds allocable to interest		 	2,186,847.79
  		Recoveries			                                                   125,443.94
  		Purchase Amount allocable to Interest		                              	0.00
                                                                --------------
          			Total Interest Collections	                         	2,312,291.73
  		Advances for the related Distribution Date	                   		362,416.10
  		Less:  Outstanding Advances to be reimbursed		                 	368,051.43
                                                                 -------------
          			Total Available Interest	                           	2,306,656.40

Available Principal
  		Collections and Liquidation Proceeds allocable to Principal		17,082,868.95
  		Purchase Amount allocable to Principal                             			0.00
                                                                --------------
          			Total Available Principal		                         17,082,868.95

Deposit to Certificate Account
   		Available Interest	                                        		2,306,656.40
   		Available Principal		                                      	17,082,868.95
   		Withdrawal from Reserve Account		                                   	0.00
   		Less:  Basic Servicing Fee to be withheld from Collections		  	206,984.20
                                                              ----------------
           			Net Deposit to Certificate Account		               19,182,541.15

Class A Interest Distribution
    	Class A Monthly Interest		                                  	1,174,531.83
   		Class A Interest Carryover Shortfall		                              	0.00
                                                              ----------------
          			Total	                                              	1,174,531.83

Class B Interest Distribution
   		Class B Monthly Interest		                                     	37,257.16
   		Class B Interest Carryover Shortfall                              			0.00
                                                             -----------------
           		Total		                                                 37,257.16

Class A Principal Distribution
   		Class A Monthly Principal                                			17,135,877.50
   		Class A Principal Carryover Shortfall from the
       preceding Distribution Date		                                     	0.00
                                                             -----------------
          			Total                                             		17,135,877.50

Class B Principal Distribution
   		Class B Monthly Principal                                   			529,975.59
   		Class B Principal Carryover Shortfall from the
       preceding Distribution Date		                                      0.00
                                                              ----------------
          			Total		                                                529,975.59

Basic Servicing Fee (inc. unpaid amount from prior periods)			     	206,984.20

Distributions to the extent of Available Interest and
Available Reserve Amount	(and Class B Percentage of
Available Principal with respect to Class A Interest
Distribution)
   		Unpaid Basic Servicing Fee to Servicer		                      	206,984.20
   		Class A Interest Distribution to Class A
          Distribution Account		                                 	1,174,531.83
   		Class B Interest Distribution to Class B
          Distribution Account		                                    	37,257.16

Distributions of Available Principal, Remaining Available
Interest	and Remaining Available Reserve Amount
   		Class A Principal Distribution to Class A
       Distribution Account		                                   	17,135,877.50
   		Class B Principal Distribution to Class B
       Distribution Account		                                      	529,975.59
   		To Reserve Account up to Specified Reserve Account Balance		   	31,226.94
   		Any Remaining Amounts to Sellers			                            273,672.13


Specified Reserve Account Balance			                            	13,335,210.08
		Greater of:
		(a) Reserve percentage applicable		                                   	5.00%
      Pool Balance on last day of Collection Period
        times reserve percentage applicable		                   	11,535,759.17
		(b) Lesser of: Deposit from Available Interest and
        Available Principal
			(i)  floor amount stated or		                                 13,335,210.08
			(ii) Pool Balance on last day of Collection Period
			      plus interest through Scheduled Distribution Date	    	296,962,238.54
		Specified Reserve Account Balance	                           		13,335,210.08

Reserve Account
		Beginning Balance		                                           	13,335,210.08
		Deposit from Available Interest and Available Principal		         	31,226.94
		Investment Earnings		                                             	57,614.32
		Less: Withdrawal from Reserve Account and deposit to
         Certificate Account to cover:
         			Accrued and unpaid Basic Servicing Fees	                     	0.00
         			Amounts to be distributed to Certificateholders'	            	0.00
        	 		Reimb. to Servicer for Outstanding Advances
               associated with Defaulted Accounts                  		31,226.94
		Less: Withdrawal by Sellers of Excess of Reserve Account
           Balance Over Specified Reserve Account Balance              			0.00
		Less:  Withdrawal of Investment Earnings by Servicer		            	57,614.32
                                                            ------------------
		Ending Balance		                                              	13,335,210.08
					                                                       ==================
Available Reserve Account Balance	                            			13,335,210.08

Realized Losses			                                                 	582,984.14
Net Loss Ratio (annualized)
   		For the current Collection Period		                                	2.29%
   		For the preceding Collection Period		                              	2.01%
   		For the second preceding Collection Period	                       		2.95%
Average Net Loss Ratio (Specified Reserve Account Balance
   increases if greater than 1.50%)	                                  			2.42%

Delinquency Analysis
		Number of Loans
			   30 to 59 days past due                                             		984
			   60 to 89 days past due 	                                            	167
			   90 or more days past due                                           		216
                                                                 -------------
	  		Total		                                                             1,367

		Principal Balance
			   30 to 59 days past due 	                                   	7,340,561.71
			   60 to 89 days past due 		                                   1,241,475.82
			   90 or more days past due 	                                 	1,780,749.85
                                                                 -------------
  			Total	                                                     	10,362,787.38

Delinquency Ratio
  		For the current Collection Period	                                 		1.31%
  		For the preceding Collection Period		                               	1.47%
  		For the second preceding Collection Period		                        	1.58%
Average Delinquency Ratio (Specified Reserve Account
 Balance increases if greater than 1.25%)	                            			1.45%

Collateral Repossessed and Held by the Trust
   		Number			                                                             125
   		Principal Balance                                         			1,005,219.15

Weighted Average Computations
    	Weighted Average Coupon			                                      10.60500%
   		Weighted Average Original Term	                                   		61.37
   		Weighted Average Remaining Term		                                  	25.34



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